UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

☐	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14A-6(e)(2))

☒	Definitive Information Statement

DATA443 RISK MITIGATION, INC.

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)	Title of each class of securities to which transaction applies:___________

(2)	Aggregate number of securities to which transaction applies:___________

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):____________

(4)	Proposed maximum aggregate value of transaction:____________

(5)	Total fee paid:____________

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:___________

(2)	Form, Schedule or Registration Statement No.:___________

(3)	Filing Party:___________

(4)	Date Filed:___________

DATA443 RISK MITIGATION, INC.

400 Sancar Drive, Suite 420

Research Triangle Park, NC 27709

March 31, 2025

NOTICE OF ACTIONS TAKEN PURSUANT TO THE WRITTEN CONSENT OF STOCKHOLDERS HOLDING A MAJORITY OF THE VOTING POWER OF THE OUTSTANDING CAPITAL STOCK OF THE COMPANY IN LIEU OF A SPECIAL MEETING OF THE STOCKHOLDERS.

Dear Stockholder,

This Information Statement is being furnished to the holders of record of the outstanding shares of (i) common stock, $0.001 par value per share (“Common Stock”); (ii) Convertible Preferred Series A Stock, $0.001 par value per share (“Series A Preferred Stock”); and, (iii) Convertible Preferred Series B Stock, $0.001 par value per shares (“Series B Preferred Stock”), of Data443 Risk Mitigation, Inc., a Nevada corporation (the “Company”; “we”; “us”; “our”; or, similar terminology), as of March 3, 2025 (the “Record Date”). The purpose of this Information Statement is to notify the Company’s stockholders that on March 5, 2025, in accordance with Section 78.320 of the Nevada Revised Statutes (the “NRS”), the written consent of the holders of a majority of the voting power of the outstanding capital stock of the Company as of the Record Date (the “Consenting Stockholders”) approved the following corporate actions:

(1)	Amendment of our second amended and restated articles of incorporation (the “Second Amended and Restated Articles of Incorporation”) to provide for: (1) an increase in the authorized shares of the Company’s Common Stock from 500,000,000 to 4,443,443,443 (the “Authorized Common Stock Increase”) and (2) an increase in the authorized shares of the Company’s Series A Preferred Stock from 443,443 to 443,443,443 (the “Authorized Series A Preferred Stock Increase”), at any time prior to the one year anniversary of the filing of the Definitive Information Statement on Schedule 14C with respect to the actions envisioned hereunder (the “Definitive Information Statement”), with the Board of Directors of the Company (the “Board”) having the discretion to determine whether or not the Authorized Common Stock Increase and Authorized Preferred Stock Increase is to be effected, and if effected, the exact number of the Authorized Common Stock Increase and Preferred Stock Increase within the above ranges, respectively.

The consents that we have received approving the Authorized Common Stock Increase and the Authorized Series A Preferred Stock Increase constitute the only stockholder approval required under the NRS, our Second Amended and Restated Articles of Incorporation, as amended, and our bylaws. Accordingly, the Authorized Common Stock Increase and the Authorized Series A Preferred Stock Increase will not be submitted to the other stockholders of the Company for a vote.

The accompanying Information Statement, which describes the Authorized Common Stock Increase and the Authorized Series A Preferred Stock Increase in more detail, is being furnished to all our stockholders for informational purposes only, pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Stockholders of record at the close of business on the Record Date are entitled to receive this Information Statement.

Pursuant to Rule 14c-2 of the Exchange Act, the actions described herein will not become effective until at least twenty (20) calendar days following the date on which this Information Statement is first electronically sent to our stockholders of record. This Information Statement will be electronically sent on or about March 7, 2025 to our stockholders of record as of the Record Date.

The accompanying Information Statement is solely for information purposes only and does not require or request you to do anything. You are encouraged to carefully read the accompanying Information Statement, including exhibits, for further information regarding the Authorized Common Stock Increase and the Authorized Series A Preferred Stock Increase.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE NOT REQUESTED TO SEND US A PROXY

By order of the Board of Directors,
DATA 443 RISK MITIGATION, INC.

/s/ Jason Remillard
JASON REMILLARD,
Chief Executive Officer and Director
March 31, 2025

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DATA443 RISK MITIGATION, INC.

400 Sancar Drive, Suite 420

Research Triangle Park, NC 27709

March 31, 2025

INFORMATION STATEMENT

PURSUANT TO SECTION 14

OF THE SECURITIES EXCHANGE ACT OF 1934

AND REGULATION 14C AND SCHEDULE 14C THEREUNDER

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE NOT REQUESTED TO SEND US A PROXY

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’

MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN

To the Company’s Stockholders:

NOTICE IS HEREBY GIVEN that the following actions has been approved pursuant to the written consent (the “Written Consent”) one of our stockholders, holding over 51% of our voting power on March 5, 2025 (the “Approval Date”), approved the Corporate Actions by written consent in lieu of a special meeting of stockholders.

Amendment of our second amended and restated articles of incorporation (the “Second Amended and Restated Articles of Incorporation”) to provide for: (1) an increase in the authorized shares of the Company’s Common Stock from 500,000,000 to 4,443,443,443 (the “Authorized Common Stock Increase”) and (2) an increase in the authorized shares of the Company’s Series A Preferred Stock from 443,443 to 443,443,443 (the “Authorized Series A Preferred Stock Increase”), at any time prior to the one year anniversary of the filing of the Definitive Information Statement on Schedule 14C with respect to the actions envisioned hereunder (the “Definitive Information Statement”), with the Board of Directors of the Company (the “Board”) having the discretion to determine whether or not the Authorized Common Stock Increase and Authorized Preferred Stock Increase is to be effected, and if effected, the exact number of the Authorized Common Stock Increase and Authorized Preferred Stock Increase within the above ranges, respectively. The actions were taken by Written Consent pursuant to Section 78.320 of the Nevada Revised Statutes (the “NRS”) and our Bylaws, each of which permits that any action which may be taken at any annual or special meeting of stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. The accompanying Information Statement is being furnished to all our stockholders in accordance with Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules promulgated by the U.S. Securities and Exchange Commission (“SEC”) thereunder, solely for the purpose of informing our stockholders of the actions taken by the Written Consent before it becomes effective.

Stockholders of record as of and on March 3, 2025 (the “Record Date”) will be entitled to receive this notice and Information Statement.

Pursuant to Rule 14c-2 under the Exchange Act, the actions described herein will not be implemented until a date at least twenty (20) calendar days after the date on which this Information Statement has been electronically sent to the stockholders, or on or about March 7, 2025.

This Information Statement will serve as written notice to stockholders pursuant to Section 78.320 of the NRS.

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OUTSTANDING SHARES AND VOTING RIGHTS

As of March 3, 2025, the Company’s authorized capitalization consisted of (i) 4,443,443,443 shares of Common Stock, $0.001 par value per share, of which 26,119,344 shares were issued and outstanding; and, (ii) 443,443,443 shares of preferred stock, $0.001 par value per share, of which (a) 443,443,443 shares are designated Series A Preferred Stock, of which 136,492 shares of Series A Preferred Stock were issued and outstanding; and, (b) -0- shares are designated Series B Preferred Stock, of which -0- shares of Series B Preferred Stock were issued and outstanding. In addition, an aggregate of 473,879,979 shares of common stock are reserved for future issuance pursuant to outstanding warrants, convertible notes, our stock incentive plan, or otherwise.

Each share of Common Stock entitles its holder to one vote on each matter submitted to the stockholders. Each share of Series A Preferred Stock entitles its holder to 15,000 votes, or an aggregate of 2,250,000,000 votes. Each share of Series B Preferred Stock entitles its holder to no (-0-) votes on matters submitted to the stockholders. A majority of holders of all outstanding shares of voting securities, as of March 3, 2025, have voted in favor of the actions by resolution dated March 5, 2025 and no other stockholder consents will be solicited in connection with this Information Statement.

Common Stock

The holders of our common stock have equal ratable rights to dividends from funds legally available therefor, when, as and if declared by our board of directors. Holders of common stock are also entitled to share ratably in all of our assets available for distribution to holders of common stock upon liquidation, dissolution, or winding up of the affairs.

The holders of shares of our common stock do not have cumulative voting rights, which means that the holders of more than 50% of such outstanding shares, voting for the election of directors, can elect all of the directors to be elected, if they so choose, and in such event, the holders of the remaining shares will not be able to elect any of our directors. The holders of 50% percent of the outstanding common stock constitute a quorum at any meeting of stockholders, and the vote by the holders of a majority of the outstanding shares or a majority of the stockholders at a meeting at which quorum exists are required to effect certain fundamental corporate changes, such as liquidation, merger or amendment of our articles of incorporation.

The authorized but unissued shares of our common stock are available for future issuance without stockholder approval. These additional shares may be used for a variety of corporate purposes, including future offerings to raise additional capital, corporate acquisitions, and employee benefit plans. The existence of authorized but unissued shares of common stock may enable our board of directors to issue shares of stock to persons friendly to existing management, which may deter or frustrate a takeover of the Company.

Series A Preferred Stock

All issued and outstanding shares of Series A Preferred Stock are held by Jason Remillard, Chief Executive Officer and sole director of the Company. The terms of the Series A Preferred Stock are set forth below:

Seniority. The shares of Series A Preferred Stock rank senior to the common stock.

Dividends. The shares of Series A Preferred Stock are not entitled to receive any dividends in any amount.

Liquidation Preference. In the event of any liquidation, dissolution or winding up of the Company, either voluntary or involuntary, the holders of Series A Preferred Stock are entitled to receive, prior and in preference to any distribution of any of the assets or surplus funds of the Company to the holders of common stock, an amount equal to $0.125 per share (the “Liquidation Preference”). If upon such liquidation, dissolution, or winding up of the Company, the assets of the Company available for distribution to the holders of the Series A Preferred Stock are insufficient to permit payment in full of the Liquidation Preference, then all such assets of the Company shall be distributed ratably among the holders of the Series A Preferred Stock. Neither the consolidation or merger of the Company nor the sale, lease or transfer by the Company of all or a part of its assets shall be deemed a liquidation, dissolution, or winding up of the Company for these purposes.

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Voting. Except as required by law, each holder of outstanding shares of Series A Preferred Stock shall be entitled to vote on any and all matters considered and voted upon by the holders of common stock. The holders of Series A Preferred Stock are entitled to fifteen thousand (15,000) votes per share of Series A Preferred Stock.

Optional Conversion. Each share of Series A Preferred Stock is convertible, at the option of the holder thereof, at any time, into one thousand (1,000) shares of common stock, subject to customary adjustments in the event of reclassifications, consolidations and mergers.

Series B Preferred Stock

There are no shares of Series B Preferred Stock held at this time. The terms of the Series B Preferred Stock are set forth below:

Seniority. The shares of Series B Preferred Stock rank senior to the common stock, and junior to the Series A Preferred Stock.

Dividends. The shares of Series B Preferred Stock are entitled to receive an annual dividend in the amount of nine percent (9%) of the Stated Value, which shall percentage shall be increased to twenty two percent (22%) in the event of an event of default by the Company in regard to the Series B Preferred Stock.

Stated Value. Each share of Series B Preferred Stock shall has a stated value of $10.00.

Liquidation Preference. In the event of any liquidation, dissolution or winding up of the Company, either voluntary or involuntary, the holders of Series B Preferred Stock are entitled to receive, prior and in preference to any distribution of any of the assets or surplus funds of the Company to the holders of common stock, and after the holders of Series A Preferred Stock, an amount equal to $10.00 per share (the “Liquidation Preference”). If upon such liquidation, dissolution, or winding up of the Company, the assets of the Company available for distribution to the holders of the Series B Preferred Stock are insufficient to permit payment in full of the Liquidation Preference, then all such assets of the Company shall be distributed ratably among the holders of the Series B Preferred Stock. Neither the consolidation or merger of the Company nor the sale, lease or transfer by the Company of all or a part of its assets shall be deemed a liquidation, dissolution, or winding up of the Company for these purposes.

Voting. Except as required by law, each holder of outstanding shares of Series B Preferred Stock shall have no voting rights, except that any action altering any rights of the Series B Preferred Stock shall require the consent of the holders of a majority of the issued Series B Preferred Stock.

Optional Redemption. The Company has the right, at the Company’s option, to redeem all or any portion of the shares of Series B Preferred Stock, as follows:

(i) beginning on the date of the issuance of shares of Series B Preferred Stock (the “Issuance Date”) and ending on the date which is thirty (30) days following the Issuance Date, 115% of the Stated Value;

(ii) beginning on the date thirty one (31) days after the Issuance Date and ending on the date which is sixty (60) days following the Issuance Date, 120% of the Stated Value;

(iii) beginning on the date sixty one (61) days after the Issuance Date and ending on the date which is ninety (90) days following the Issuance Date, 125% of the Stated Value;

(iv) beginning on the date ninety one (91) days after the Issuance Date and ending on the date which is one hundred twenty (120) days following the Issuance Date, 130% of the Stated Value;

(v) beginning on the date one hundred twenty one (121) days after the Issuance Date and ending on the date which is one hundred fifty (150) days following the Issuance Date, 135% of the Stated Value; and

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(vi) beginning on the date one hundred fifty one (151) days after the Issuance Date and ending on the date which is one hundred eighty (180) days following the Issuance Date, 140% of the Stated Value;

After the expiration of one hundred eighty (180) days following the Issuance Date of the applicable shares of Series B Preferred Stock, the Company shall have no right of redemption.

Optional Conversion. Each share of Series B Preferred Stock is convertible, at the option of the holder thereof, at any time after one hundred eighty (180) days following the Issuance Date, in whole or in part, into fully paid and non-assessable shares of Common Stock, as such Common Stock exists on the Issuance Date, or any shares of capital stock or other securities of the Company into which such Common Stock shall hereafter be changed or reclassified at the conversion price. The conversion price shall be 61% multiplied by the lowest trading price for the Company’s common stock during the twenty (20) days of trading ending on the latest complete trading day prior to the conversion date.

Convertible Notes

The Company has issued and outstanding eighteen (18) convertible notes which are convertible into shares of our Common Stock (collectively, the “Convertible Notes”). Three of the Convertible Notes were issued to the same investor in the original total principal amount of $1,862,500, which is also the current outstanding principal balance of those Convertible Notes, and which are convertible at variable conversion price of 70% multiplied by the lowest Trading Price (representing a 30% Discount) for the Common Stock during the thirty (30) Trading Day-period ending on the latest complete Trading Day prior to the Conversion Date. Four of the Convertible Notes were issued to the same investor in the original total principal amount of $396,750, current outstanding principal balance of those Convertible Notes of $316,062, and which are convertible at variable conversion price of 61% multiplied by the lowest Trading Price (representing a 39% Discount) for the Common Stock during the fifteen (15) Trading Day-period ending on the latest complete Trading Day prior to the Conversion Date. Two of the Convertible Notes were issued to the same investor in the original total principal amount of $1,163,194, which is also the current outstanding principal balance of those Convertible Notes, and which are convertible at variable conversion price of 70% multiplied by the lowest Trading Price (representing a 30% Discount) for the Common Stock during the thirty (30) Trading Day-period ending on the latest complete Trading Day prior to the Conversion Date. The remaining ten Convertible Notes were issued to ten investors in the original total principal amount of $1,082,334, with the current outstanding principal balance of those ten Convertible Notes of $548,085, and which are convertible at variable conversion prices ranging from of 70% multiplied by the lowest Trading Price (representing a 30% Discount) for the Common Stock during the thirty (30) Trading Day-period ending on the latest complete Trading Day prior to the Conversion Date to of 61% multiplied by the lowest Trading Price (representing a 39% Discount) for the Common Stock during the fifteen (15) to twenty (20) Trading Day-period ending on the latest complete Trading Day prior to the Conversion Date to of 40% multiplied by the lowest Trading Price (representing a 60% Discount) for the Common Stock during the twenty (20) Trading Day-period ending on the latest complete Trading Day prior to the Conversion Date to a fixed conversion price of $0.01.

Other Warrants and Options

The Company has no other warrants or options is used and outstanding.

Combinations with Interested Stockholders Provisions of the Nevada Revised Statutes

Pursuant to provisions in our Articles of Incorporation, we have elected not to be governed by certain Nevada statutes that may have the effect of discouraging corporate takeovers. Nevada’s “combinations with interested stockholders” statutes (NRS 78.411 through 78.444, inclusive) prohibit specified types of business “combinations” between certain Nevada corporations and any person deemed to be an “interested stockholder” for two years after such person first becomes an “interested stockholder” unless the corporation’s board of directors approves the combination (or the transaction by which such person becomes an “interested stockholder”) in advance, or unless the combination is approved by the board of directors and sixty percent of the corporation’s voting power not beneficially owned by the interested stockholder, its affiliates and associates. Furthermore, in the absence of prior approval certain restrictions may apply even after such two-year period. For purposes of these statutes, an “interested stockholder” is any person who is (1) the beneficial owner, directly or indirectly, of ten percent or more of the voting power of the outstanding voting shares of the corporation, or (2) an affiliate or associate of the corporation and at any time within the two previous years was the beneficial owner, directly or indirectly, of ten percent or more of the voting power of the then-outstanding shares of the corporation. The definition of the term “combination” is sufficiently broad to cover most significant transactions between a corporation and an “interested stockholder.” Our articles of incorporation opt out of these provisions, as provided for in the NRS, and accordingly, the combinations with interested stockholders statutes are not applicable to us.

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ABOUT THE INFORMATION STATEMENT

What is the purpose of the Information Statement?

This Information Statement is being furnished to you pursuant to Section 14 of the Exchange Act, to notify the Company’s stockholders as of the Record Date of the corporate actions expected to be taken pursuant to the consents or authorizations of stockholders representing a majority of the voting rights of the Company’s outstanding capital stock.

Stockholders holding in excess of fifty one (51%) of the voting power of the Company’s outstanding voting securities voted in favor of the corporate matters outlined in this Information Statement, consisting of the approval of:

Amendment of our Second Amended and Restated Articles of Incorporation to provide for: (1) an increase in the authorized shares of the Company’s Common Stock from 500,000,000 to 4,443,443,443 and (2) an increase in the authorized shares of the Company’s Series A Preferred Stock from 443,443 to 443,443,443, at any time prior to the one year anniversary of the filing of the Definitive Information Statement on Schedule 14C with respect to the actions envisioned hereunder, with the Board having the discretion to determine whether or not the Authorized Common Stock Increase and Authorized Preferred Stock Increase is to be effected, and if effected, the exact number of the Authorized Common Stock Increase and Authorized Preferred Stock Increase within the above ranges, respectively.

Who is entitled to notice?

Each holder of outstanding voting securities, as of the Record Date will be entitled to notice of the actions. Stockholders as of the close of business on the Record Date that held in excess of fifty one (51%) of the voting power of the Company’s outstanding shares of voting securities voted in favor of the actions.

What actions were taken by written consent?

One of our stockholders holding in excess of fifty one (51%) of the voting power of the Company’s outstanding voting securities have voted in favor of the following actions:

Amendment of our Second Amended and Restated Articles of Incorporation to provide for: (1) an increase in the authorized shares of the Company’s Common Stock from 500,000,000 to 4,443,443,443 and (2) an increase in the authorized shares of the Company’s Series A Preferred Stock from 443,443 to 443,443,443, at any time prior to the one year anniversary of the filing of the Definitive Information Statement on Schedule 14C with respect to the actions envisioned hereunder, with the Board having the discretion to determine whether or not the Authorized Common Stock Increase and Authorized Preferred Stock Increase is to be effected, and if effected, the exact number of the Authorized Common Stock Increase and the Authorized Preferred Stock Increase within the above ranges, respectively.

What vote is required to approve the actions?

The affirmative vote of a majority of the voting power of the Company’s voting securities outstanding on the Record Date is required for approval of the amendment to our Articles of Incorporation.

What vote was obtained to approve the actions described in this Information Statement?

We obtained the approval of the holder of 402,627 issued and outstanding shares of Common Stock and the holder of 149,865 issued and outstanding shares of Series A Preferred Stock (which represents the vote of 225,200,127 shares of common stock), representing approximately 99.99% of the voting securities.

Is consent to action in lieu of a meeting authorized under Nevada law?

Section 78.320 of the NRS provides that any action required or permitted to be taken at a meeting of stockholders of a corporation may be taken without a meeting if a written consent thereto is signed by the stockholders holding at least a majority of the voting power.

This Information Statement is being distributed pursuant to the requirements of Section 14(c) of the Exchange Act to the Company’s stockholders as of the Record Date. The corporate actions described herein will be effective approximately 20 days after the electronic transmission of this Information Statement.

Who is bearing the cost of transmitting this Information Statement?

The entire cost of furnishing this Information Statement will be borne by the Company.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of the Record Date, information concerning the beneficial ownership of the Company’s Common Stock by (i) each person or group of persons known to beneficially own more than 5% of the outstanding shares of our Common Stock, (ii) each person who is our executive officer or director and (iii) all such executive officers and directors as a group. Beneficial ownership and percentage ownership are determined in accordance with the rules of the SEC. Under these rules, beneficial ownership generally includes any shares as to which the individual or entity has sole or shared voting power or investment power and includes any shares that an individual or entity has the right to acquire beneficial ownership of within 60 days of the Record Date through the exercise of any option, warrant, conversion privilege or similar right. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of our common stock that could be issued upon the exercise of outstanding options and warrants that are exercisable within 60 days of the Record Date are considered to be outstanding. These shares, however, are not considered outstanding as of the Record Date when computing the percentage ownership of each other person, except as specifically set forth below. Unless otherwise indicated, the address of each of the following beneficial owner is c/o 400 Sancar Drive, Suite 420 Research Triangle Park, NC 27709.

To our knowledge, except as indicated in the footnotes to the following table, all beneficial owners named in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them.

	Common Stock(3)		Series A Preferred Stock(2)		Voting(2)
Name	Number of Shares	Percent of Class	Number of Shares	Percent of Class	Percent of Voting Capital Stock
Jason Remillard	402,627	36.43%	149,865	100%	99.99%
Greg McCraw	2,339	0.002%	-	-	-
All beneficial owners as a group (2 persons)	404,966	36.43%	149,865	100%	99.99%

(2) Each share of Series A Preferred Stock is entitled to 15,000 votes per share, and each is convertible into 1,000 shares of Common Stock, subject to a 9.99% beneficial ownership limitation such that a holder of Series A Preferred Stock may not convert such stock into Common Stock to the extent that the holder would beneficially own more than 9.99% of the Common Stock outstanding immediately after giving effect to the issuance of Common Stock upon conversion of the Series A Preferred Stock. The numbers in this column assume that the number of shares of Series A Preferred Stock that would result in the holder beneficially owning 9.99% of the Common Stock outstanding immediately after giving effect to the conversion of the Series A Preferred Stock have been converted into Common Stock. Includes (i) 752 shares of Common Stock, (ii) 149,892,000 shares of Common Stock issuable to Mr. Remillard upon full conversion of all of his 149,892 Series A Shares, (iii) 1,875 restricted stock units that vest on October 1, 2023 and (iv) 1,458 options to purchase shares of Common Stock.

(3) Includes (i) 464 shares of Common Stock, (ii) 1,875 restricted stock units that vest on October 1, 2023 and (iii) 1,458 options to purchase common stock that vest on October 1, 2023.

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ACTION 1

THE AUTHORIZED COMMON STOCK INCREASE & PREFERRED STOCK INCREASE

General

The proposed amendment to our Second Amended and Restated Articles of Incorporation would: (1) increase the authorized shares of the Company’s Common Stock from 500,000,000 to 4,443,443,443 and (2) increase the authorized shares of the Company’s Series A Preferred Stock from 443,443 to 443,443,443, with the Board having the discretion to determine whether or not the Authorized Common Stock Increase and Authorized Preferred Stock Increase is to be effected, and if effected, the exact number of the Authorized Common Stock Increase and Authorized Preferred Stock Increase within the above ranges, respectively.

Reasons for the Increase in Authorized Shares

The Board believes that the reason for the Authorized Common Stock Increase and Authorized Preferred Stock Increase, among other reasons, is to comply with the reserve requirements from convertible notes terms.

Effects of the Increase in Authorized Shares

The increase in the number of authorized Common Stock and Preferred Stock may result in substantial dilution in the percentage of our common stock held by our existing stockholders. Thus, as a stockholder, the value of your existing investment in the Company may be diminished. Additionally, the dilution of our Company’s Common Stock might have an adverse effect on any trading market for our Common Stock thereby making it difficult to raise capital, acquire additional assets or retain highly qualified personnel.

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FORWARD-LOOKING STATEMENTS AND INFORMATION

This Information Statement includes forward-looking statements. You can identify the Company’s forward-looking statements by the words “expects”, “projects”, “believes”, “anticipates”, “intends”, “plans”, “predicts”, “estimates”, and similar expressions.

The forward-looking statements are based on management’s current expectations, estimates and projections about us. The Company cautions you that these statements are not guarantees of future performance and involve risks, uncertainties and assumptions that we cannot predict. In addition, the Company has based many of these forward-looking statements on assumptions about future events that may prove to be inaccurate. Accordingly, actual outcomes and results may differ materially from what the Company has expressed or forecast in the forward-looking statements.

You should rely only on the information the Company has provided in this Information Statement. The Company has not authorized any person to provide information other than that provided herein. The Company has not authorized anyone to provide you with different information. You should not assume that the information in this Information Statement is accurate as of any date other than the date on the front of the document. Except to the extent required by law, we undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, a change in events, conditions, circumstances or assumptions underlying such statements, or otherwise.

ADDITIONAL INFORMATION

Reports and other information filed by the Company can be viewed at the website maintained by the SEC: www.sec.gov.

By order of the Board of Directors,
DATA 443 RISK MITIGATION, INC.

/s/ Jason Remillard
JASON REMILLARD,
Chief Executive Officer and Director
March 31, 2025

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Exhibit A

Certificate of Amendment to Articles of Incorporation

For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 ● After Issuance of Stock)

1. Name of Corporation:

Data443 Risk Mitigation, Inc.

2. The articles have been amended as follows:

ARTICLE V

A-1

Attachment To Certificate of Change Pursuant to NRS 78.209

DATA443 RISK MITIGATION, INC.

ARTICLE V

A. The Corporation is authorized to issue two classes of shares of stock to be designated as “Common Stock” and Preferred Stock”. The total number of shares of Common Stock which this Corporation is authorized to issue is four billion, four hundred forty-three million, four hundred forty-three thousand, four hundred forty-three (4,443,443,443) shares, par value $0.001. The total number of shares of Preferred Stock which this Corporation is authorized to issue is four hundred forty-three million, four hundred forty-three thousand, four hundred forty-three (443,443,443) shares, par value $0.001, with three hundred thirty seven thousand five hundred (337,500) of those shares being the previously approved Series A Convertible Preferred Stock, which will remain in full force and effect after the filing of this Amendment.

A-2